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           EXHIBIT 10(z) TO FRONTSTEP, INC. ANNUAL REPORT ON FORM 10-K

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                    PLEDGE AND SECURITY AGREEMENT (DOMESTIC)
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                  PLEDGE AND SECURITY AGREEMENT dated July 17, 2001 (this
"AGREEMENT"), made by Frontstep, Inc., an Ohio corporation (the "PARENT"), and Frontstep Solutions Group, Inc., an Ohio corporation ("SOLUTIONS" and, together with the Parent, individually a "PLEDGOR" and collectively the "PLEDGORS"), in favor of Foothill Capital Corporation, as agent for the Lenders party to the Loan Agreement referred to below (in such capacity, the "Agent").

                                   WITNESSETH:
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                  WHEREAS, the Pledgors, brightwhite solutions, inc., Frontstep
Canada, Inc. (together with the Pledgors, the "BORROWERS"), the lenders from time to time party thereto (the "LENDERS") and the Agent, are parties to a Loan and Security Agreement, dated as of July 17, 2001 (such Agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "LOAN AGREEMENT");

                  WHEREAS, pursuant to the Loan Agreement, the Lenders have agreed to make loans (each a "LOAN" and collectively the "LOANS") to the Borrowers in an aggregate principal amount at any one time outstanding not to exceed the Maximum Revolver Amount (as defined in the Loan Agreement);

                  WHEREAS, it is a condition precedent to the making of any Loan pursuant to the Loan Agreement that each Pledgor shall have executed and delivered to the Agent a pledge and security agreement providing for the pledge to the Agent for the benefit of the Lenders of, and the grant to the Agent for the benefit of the Lenders of a security interest in, certain indebtedness from time to time owing to any Pledgor and certain of the outstanding shares of capital stock from time to time owned by each Pledgor of each Subsidiary and other corporation now or hereafter existing and in which such Pledgor has any interest at any time;

                  WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Pledgor often being provided through financing obtained by the other Pledgor and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

                  WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefits, and are in the best interest of such Pledgor;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loans pursuant to the Loan Agreement, the Pledgors hereby jointly and severally agree with the Agent as follows:

                  SECTION 1. DEFINITIONS. All terms used in this Agreement which are defined in the Loan Agreement or in Article 8 or Article 9 of the Uniform Commercial Code (the

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"CODE") currently in effect in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein.

                  SECTION 2. PLEDGE AND GRANT OF SECURITY INTEREST. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Agent, and grants to the Agent for the benefit of the Lenders a continuing security interest in, the following (the "PLEDGED COLLATERAL"):

                  (a) the indebtedness described in Schedule I hereto and all indebtedness from time to time required to be pledged to the Agent pursuant to the terms of the Loan Agreement (the "PLEDGED DEBT"), the promissory notes and other instruments evidencing the Pledged Debt and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                  (b) the shares of stock and other equity interests described in Schedule II hereto (the "PLEDGED SHARES") whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the corporations, limited partnerships and limited liability companies described in such Schedule II (the "EXISTING SUBSIDIARIES"), the certificates (if any) representing the Pledged Shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

                  (c) the shares of stock, partnership interests, member interests and other equity interests and all other shares of stock, partnership interests, member interests and other equity interests now or hereafter owned by any Pledgor and issued by any Subsidiary of a Pledgor that is organized under the laws of any state of the United States of America and by any other corporation, partnership, limited liability company, trust or any other Person organized under the laws of any state of the United States of America (together with the Existing Subsidiaries, collectively, the "ISSUERS"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument and whether now or hereafter owned by a Pledgor (together with the Pledged Shares, collectively, the "PLEDGED SECURITIES"), the certificates (if any) representing the Pledged Securities, shares or other interests, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Securities and such other shares and interests;

                  (d) all additional shares of stock or other equity interests, from time to time acquired by any Pledgor, of any Issuer, the certificates (if any) representing such additional shares, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares;

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                  (e) all security entitlements of any Pledgor in any and all of the foregoing; and

                  (f) all proceeds of any and all of the foregoing;

in each case, whether now owned or hereafter acquired by any Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

                  SECTION 3. SECURITY FOR OBLIGATIONS. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "OBLIGATIONS"):

                  (a) the prompt payment by each Pledgor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Loan Agreement and the other Loan Documents, including, without limitation, principal of and interest on the Loans (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any Pledgor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such case, proceeding or other action), all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

                  (b) the due performance and observance by each Pledgor of all of its other obligations from time to time existing in respect of the Loan Agreement and all other Loan Documents.

                  SECTION 4. DELIVERY OF THE PLEDGED COLLATERAL.

                  (a) (i) All promissory notes currently evidencing the Pledged Debt and all certificates currently representing the Pledged Securities shall be delivered to the Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time or required to be pledged to the Agent pursuant to the terms of this Agreement or the Loan Agreement (the "ADDITIONAL COLLATERAL") shall be delivered to the Agent promptly upon the receipt thereof by or on behalf of a Pledgor. All such promissory notes, certificates and instruments shall be held by or on behalf of the Agent pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. If any Pledged Collateral consists of uncertificated securities, the relevant Pledgor shall cause the Agent (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Agent with respect to such securities without further consent by such Pledgor. If any Pledged Collateral consists of security entitlements, the relevant Pledgor shall transfer such security entitlements to the Agent (or its custodian, nominee or other designee ), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Agent without further consent by such Pledgor.

                           (ii)  Within 5 Business Days of the receipt by a
Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of

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Schedule III hereto (a "PLEDGE AMENDMENT") shall be delivered to the Agent, in respect of the Additional Collateral which must be pledged pursuant to this Agreement and the Loan Agreement, which Pledge Amendment shall from and after delivery thereof constitute part of Schedules I or II hereto, as the case may be. Each Pledgor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery thereof to have made the representations and warranties set forth in
Section 5 with respect to such Additional Collateral.

                  (b) If any Pledgor shall receive, by virtue of its being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by a Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends or other distributions in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Agent, shall segregate it from such Pledgor's other property and shall deliver it forthwith to the Agent in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent for the benefit of the Lenders as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Pledgor jointly and severally represents and warrants as follows:

                  (a) The Pledged Securities have been duly authorized and validly issued, are fully paid and nonassessable and, except as noted in
Schedule II hereto, constitute 100% of the issued shares of capital stock of the applicable Issuer as of the date hereof. All other shares of stock constituting Pledged Collateral will be, when issued, duly authorized and validly issued, fully paid and nonassessable.

                  (b) The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by equitable principles or by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  (c) The Pledgors are and will be at all times the legal and beneficial owners of the Pledged Collateral free and clear of any Lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and other Permitted Liens.

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                  (d) The exercise by the Agent of any of its rights and
remedies hereunder will not contravene any law or any contractual restriction binding on or affecting any Pledgor or any of its properties and will not result in or require the creation of any Lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than pursuant to this Agreement.

                  (e) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required to be obtained or made for (i) the due execution, delivery and performance by any Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection, of the security interest purported to be created hereby in the Pledged Collateral or
(iii) the exercise by the Agent of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

                  (f) This Agreement creates a valid security interest in favor of the Agent in the Pledged Collateral, as security for the Obligations. The Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Securities and all other certificates, instruments and cash constituting Pledged Collateral from time to time results in the perfection of such security interest. Such security interest is, or in the case of Pledged Collateral constituting certificates, instruments and/or cash in which the Pledgor obtains rights after the date hereof, will be, a perfected, first priority security interest. All action necessary or desirable to perfect and protect such security interest has been duly taken, except for the Agent's having possession of certificates, instruments and cash constituting Pledged Collateral after the date hereof.

                  SECTION 6. COVENANTS AS TO THE PLEDGED COLLATERAL. So long as any of the Obligations shall remain outstanding or any Commitment shall have not been terminated, each Pledgor will, unless the Agent shall otherwise consent in writing:

                  (a) keep adequate records concerning the Pledged Collateral and permit the Agent or any agents or representatives thereof from time to time as permitted by the Loan Agreement to examine and make copies of and abstracts from such records;

                  (b) at its expense, promptly deliver to the Agent a copy of each material notice or other material communication received by it in respect of the Pledged Collateral;

                  (c) at its expense, defend the Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                  (d) at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable or that the Agent may reasonably request in order to (i) perfect and protect the security interest purported to be created hereby, (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Agent irrevocable proxies in respect of the Pledged Collateral;

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                  (e) not sell, assign (by operation of law or otherwise),
exchange or otherwise dispose of any Pledged Collateral or any interest therein except as permitted by Section 7(a)(i) hereof and by the Loan Agreement;

                  (f) not create or suffer to exist any Lien, security interest or other charge or encumbrance upon or with respect to any Pledged Collateral except for the security interest created hereby or other Permitted Liens;

                  (g) not make or consent to any amendment or other modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral except pursuant to or as otherwise permitted under the Loan Documents;

                  (h) except as otherwise permitted under the Loan Agreement, not permit the issuance by any Subsidiary of (i) any additional shares of any class of capital stock of any Issuer that is a Subsidiary, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of capital stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of capital stock; and

                  (i) not take or fail to take any action which would in any manner impair the enforceability of the Agent's security interest in any Pledged Collateral.

                  SECTION 7. VOTING RIGHTS, DIVIDENDS, ETC. IN RESPECT OF THE PLEDGED COLLATERAL.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                      (i) the Pledgors may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Loan Agreement or the other Loan Documents; PROVIDED, HOWEVER, that (A) no Pledgor will exercise or refrain from exercising any such right, as the case may be, if the Agent gives a Pledgor notice that, in the Agent's reasonable judgment, such action is reasonably likely to have a Material Adverse Effect unless the Parent's Board of Directors has authorized such right and (B) each Pledgor will give the Agent at least 5 Business Days' notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right which is reasonably likely to have a Material Adverse Effect;

                      (ii) the Pledgors may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Collateral to the extent permitted by the Loan Agreement; PROVIDED, HOWEVER, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral,
(B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, distribution or interest

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payment which at the time of such dividend, distribution or interest payment was not permitted by the Loan Agreement shall be, and shall forthwith be delivered to the Agent to hold as, Pledged Collateral and shall, if received by a Pledgor, be received in trust for the benefit of the Agent, shall be segregated from the other property or funds of such Pledgor, and shall be forthwith delivered to the Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations; and

                      (iii) the Agent will execute and deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) of this Section 7(a) and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) of this Section 7(a).

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                      (i) all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to paragraph (i) of subsection (a) of this Section 7, and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to paragraph (ii) of subsection (a) of this Section 7, shall cease, and all such rights shall thereupon become vested in the Agent which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                      (ii) the Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Agent and may collect any and all monies due or to become due to any Pledgor in respect of the Pledged Debt and each Pledgor hereby authorizes each such debtor to make such payment directly to the Agent without any duty of inquiry;

                      (iii) without limiting the generality of the foregoing, the Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Issuer, or upon the exercise by any Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                      (iv) all dividends, distributions, interest and other payments which are received by any Pledgor contrary to the provisions of paragraph (i) of this Section 7(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Pledgor, and shall be forthwith paid over to the Agent as Pledged Collateral in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Agent as Pledged Collateral and as further collateral security for the Obligations.

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                  SECTION 8. ADDITIONAL PROVISIONS CONCERNING THE PLEDGED
COLLATERAL.

                  (a) Each Pledgor hereby authorizes the Agent to file, without the signature of any Pledgor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Pledged Collateral.

                  (b) Each Pledgor hereby irrevocably appoints the Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Agent's discretion after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which the Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof), including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend, interest payment or other distribution in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full after all Commitments have been terminated.

                  (c) If any Pledgor fails to perform any agreement or obligation contained herein, the Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to Section 10 hereof and shall be secured by the Pledged Collateral.

                  (d) Other than the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, the Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Agent accords its own property, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                  (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

                  (f) The Agent may at any time in its discretion after the occurrence and during the continuance of an Event of Default (i) without notice to any Pledgor, transfer or register in the name of the Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of the Pledgors under Section 7(a) hereof, and (ii) exchange

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certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 9. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as the Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) Each Pledgor recognizes that it may be impracticable to effect a public sale of all or any part of the Pledged Securities or any other securities constituting Pledged Collateral and that the Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to delay sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen BONA FIDE offerees shall be deemed to involve a "public disposition" for the purposes of
Section 9-610 of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Agent may, in such event, bid for the purchase of such securities.

                  (c) Any cash held by the Agent as Pledged Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 10 hereof) in whole or in part by the Agent against, all

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or any part of the Obligations in accordance with Section 2.4(b) of the Loan
Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all of the Obligations after all Commitments have been terminated shall be paid over to the Pledgors or to such Person as may be lawfully entitled to receive such surplus.

                  (d) In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Agent and the Lenders are legally entitled, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in the Loan Agreement for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs and expenses of any attorneys employed by the Agent to collect such deficiency.

                  SECTION 10. INDEMNITY AND EXPENSES.

                  (a) Each Pledgor jointly and severally agrees to indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, reasonable costs and expenses (including, without limitation, reasonable legal fees and disbursements of the Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Pledgors jointly and severally agree that upon demand the Pledgors will pay to the Agent the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and disbursements of the Agent's counsel and of any experts and agents, which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

                  SECTION 11. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to a Pledgor or to the Agent, to such Person at its address specified in the Loan Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to such other Persons complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective (i) if sent by certified mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and confirmation is received, if transmitted on a Business Day and, if not, on the next Business Day or (iii) if delivered, upon delivery, if delivered on a Business Day and, if not, on the next Business Day.

                  SECTION 12. MISCELLANEOUS.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by each Pledgor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Pledgor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent or any Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agent to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Pledgor.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations after all Commitments have been terminated and (ii) be binding on each Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Agent and the Lenders may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document to any other Person in accordance with
Section 14.1 of the Loan Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent or any Lender shall mean the assignee of the Agent or such Lender. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations after the all Commitments have been terminated, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors, and (ii) the Agent will, upon the Pledgors' request and at the Pledgors' expense, (A) return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof, and (B) execute and deliver to the Pledgors, without recourse, representation or warranty, such documents as the Pledgors shall reasonably request to evidence such termination.

                  (f) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity and perfection or the perfection and the effect of perfection or non-perfection of the security interest created hereby, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the law of a jurisdiction other than the State of New York.

                  (g) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  (h) The Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Agent may, in its sole and absolute discretion, select the Pledged Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors. The release or discharge of any Pledgor by the Agent shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

                  SECTION 13. SUBMISSION TO JURISDICTION; WAIVERS. Each Pledgor hereby irrevocably and unconditionally:

                  (a) Submits for itself and its property in any action, suit or proceeding relating to this Pledge Agreement or any other Loan Document to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts thereof;

                  (b) Agrees that any such action, suit or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action, suit or proceeding in any such court or that such action, suit or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (c) Irrevocably consents to the service of any and all process in any such action, suit or proceeding by the mailing of copies of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Pledgor, at its address set forth in Section 11 hereof or at such other address of which the Agent shall have been notified pursuant thereto;

                  (d) To the extent that such Pledgor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, such Pledgor hereby irrevocably waives such immunity in respect of its obligations under this Agreement;

                  (e) Agrees that nothing herein shall affect the right of the Agent to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                  (f) Waives any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  SECTION 14. JURY TRIAL WAIVER. EACH PLEDGOR AND THE AGENT (BY ITS ACCEPTANCE OF THIS AGREEMENT) HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING THIS AGREEMENT, ANY LOAN DOCUMENT OR ANY AMENDMENT, MODIFICATION OR OTHER DOCUMENT NOW OR HEREAFTER DELIVERED IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                 Frontstep, Inc.


                                 By: /s/ Daniel P. Buettin
                                     --------------------------------------
                                      Name:  Daniel P. Buettin
                                      Title:  Vice President & CFO


                                 Frontstep Solutions Group, Inc.


                                 By: Daniel P. Buettin
                                     --------------------------------------
                                      Name:   Daniel P. Buettin
                                      Title:   Vice President & CFO

ACCEPTED AND AGREED:

FOOTHILL CAPITAL CORPORATION,
as Agent

By:  Katy J. Brooks
     ------------------------------
      Name:  Katy J. Brooks
      Title:  V.P.

                   SCHEDULE I TO PLEDGE AND SECURITY AGREEMENT


                                  PLEDGED DEBT


  Name of Maker                 Description           Original Principal  Amount
------------------  --------------------------------- --------------------------

Stephen A. Yount   Promissory Note dated February 15,         $100,000
                   1997 issued to Symix Systems, Inc.

                                 PROMISSORY NOTE
                                 ---------------
$100,000.00                                                      Columbus, Ohio


FOR VALUE RECEIVED, the undersigned, Stephen A. Yount ("Debtor"), an individual residing in Franklin County, Ohio, promises to pay to the order of Symix Systems, Inc., an Ohio corporation ("Symix"), or its successor(s) and assign(s) (Symix and such successor(s) and assign(s) being hereinafter referred to collectively and individually as "Payee"), at its corporate offices located at 2800 Corporate Exchange Drive, Columbus, Ohio 43231, or at such other address or place as the holder hereof from time to time may designate in writing, the principal amount of ONE HUNDRED THOUSAND AND 00/100 DOLLARS ($100,000.00), together with interest thereon and payable as stated herein. Interest shall accrue on the unpaid principal balance evidenced hereby at a rate of five percent (5%) per annum.

Subject to the terms and conditions hereof, the total principal amount hereof, plus accrued interest due hereunder, shall be due and payable on October 1, 2000 (the "Due Date"). The principal amount due hereunder shall be reduced on a cumulative basis in accordance with the schedule set forth below after each fiscal year of Symix specified in such schedule in the event Employee meets or exceeds seventy-five percent (75%) of the annual sales quota for new license revenue for Symix products assigned to him by Symix for such fiscal year:


        PRINCIPAL AMOUNT                             SYMIX FISCAL YEAR
      REDUCED CUMULATIVELY BY                          ENDED JUNE 30
     -------------------------                       --------------------
            $12,500.00                                     1997
            $25,000.00                                     1998
            $37,500.00                                     1999
            $50,000.00                                     2000

The principal amount due hereunder shall be reduced to Fifty Thousand and 00/Dollars ($50,000.00) immediately in the event that Debtor's employment with Symix and all subsidiaries of Symix is terminated by Symix and/or such subsidiaries. In addition, the accrued interest due on this Promissory Note shall be reduced proportionately and shall be determined based upon the actual principal amount due on this Promissory Note at the time that the indebtedness evidenced hereby becomes due and payable.

This Promissory Note may be prepaid, in whole or in part, at any time without premium or penalty. All payments received by Payee hereunder shall be (a) in lawful money of the United States, and (b) credited as of the time received in cash or when finally collected by Payee. Subject to the terms hereof, in the event of (i) the termination of Debtor's employment with Symix and all subsidiaries of Symix, for any reason, or (ii) the sale of Debtor's primary residence located at 7762 Fenway, New Albany, Ohio, or (iii) any default in the payment of any amount due hereunder when due and payable or the performance of any agreements or covenants to be performed by Debtor hereunder, then the whole or any part of the unpaid indebtedness evidenced hereby and due hereunder shall immediately become due and payable without notice or demand therefor, the same being expressly waived by Debtor, at the option of Payee; except that if Debtor voluntarily terminates his employment with Symix and all subsidiaries of Symix prior to the Due Date, then the unpaid indebtedness evidenced hereby shall become due 120 days after such voluntary termination. A failure of Payee or any subsequent holder hereof to insist upon strict compliance with the terms hereof or to assert any right hereunder shall not be a waiver of any default and shall not be deemed to constitute a modification of the terms hereof or to establish any claim or defense. No delay or omission on the part of Payee or any subsequent holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Promissory Note. A waiver by Payee on any one occasion shall not be construed as a bar to or a waiver of any such right and/or remedy on any future occasion

Payment of the indebtedness evidenced hereby is secured by a Mortgage executed on even date herewith encumbering real Property in the County of Franklin, State of Ohio.

Debtor, for himself and all persons now or hereafter liable, primarily or secondarily, for the payment of the indebtedness evidence hereby or any part thereof, hereby expressly waives notice of default, notice of intent to accelerate, notice of acceleration, presentment for payment, notice of dishonor, protest and notice of protest, and Debtor agrees that the time for payment or payments of any part of the indebtedness evidenced hereby may be extended without releasing or otherwise affecting his or their liability hereunder.

Debtor, for himself and all other persons now or hereafter liable hereunder, primarily or secondarily, hereby agrees that the local laws of the State of Ohio, without regards to principles of conflict of laws, shall govern his and/or their rights and duties hereunder and the construction and effect hereof. However, if any provision hereof is or becomes invalid or unenforceable under any law of mandatory application, it is the express intent of Debtor, Payee and all persons primarily or secondarily liable hereunder that such provision will be deemed severed and omitted herefrom, the remaining portions hereof to remain in full force and effect as written.

IN WITNESS WHEREOF, Debtor has executed this Promissory Note to be effective as of the 15th day of February, 1997.


                                          /s/ Stephen A. Yount
                                              -------------------------------
                                              STEPHEN A. YOUNT

                                     ALLONGE



                  This allonge is attached to that certain Promissory Note dated February 15, 1997 made by Stephen A. Yount, an individual residing in Franklin County, Ohio, payable to the order of Symix Systems, Inc. (now known as Frontstep, Inc.).

                  Pay to the order of _______________________________, without recourse or warranty.


Dated: _______________ ____, ________

                                         FRONTSTEP, INC.
                                         By:     /s/Daniel P. Buettin
                                             ---------------------------
                                         Name:    Daniel P. Buettin
                                         Title:   Vice President & CFO

                  SCHEDULE II TO PLEDGE AND SECURITY AGREEMENT


                                 Pledged Shares
                                 --------------

                                            Record         Number of               Number of                   Certificate
         Name of Issuer                     Owner         Shares Pledged      Shares Outstanding     Class       No.(s)
         --------------                     -----         --------------      ------------------     -----       ------
Frontstep Solutions Group, Inc.        Frontstep, Inc.          101                      101          Common        4

Frontstep distribution.com, inc.       Frontstep, Inc.          200                      200          Common        2

  brightwhite solutions, inc.        Frontstep Solutions        144                      150          Common        2
                                         Group, Inc.

                                  SCHEDULE III

                                       TO

                          PLEDGE AND SECURITY AGREEMENT

                                PLEDGE AMENDMENT
                                ----------------

                  This Pledge Amendment, dated ___________________________, is delivered pursuant to Section 4 of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of _______, 2001, made by Frontstep, Inc. and Frontstep Solutions Group, Inc., each an Ohio corporation, in favor of Foothill Capital Corporation, as Agent for the Lenders party to the Loan Agreement referred to in the Pledge Agreement, as it may heretofore have been or hereafter may be amended or otherwise modified or supplemented from time to time and that the promissory notes or shares listed on this Pledge Amendment shall be and become part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all of the Obligations referred to in said Pledge Agreement.


                                  Pledged Debt
                                  ------------
             Name of Maker                            Description                     Original Principal Amount
             -------------                            -----------                     -------------------------



                                 Pledged Shares
                                 --------------
        Name of Issuer               Number of Shares                   Class                  Certificate No(s)
        --------------               ----------------                   -----                  -----------------



                                    [PLEDGOR]


                                    By:   ___________________________
                                          Name:
                                          Title: